UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2009

Ohr Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-88480	#04-3648721
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 5th Ave, 28th Floor, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)-682-8452

1245 Brickyard Rd. Suite 590, Salt Lake City, Utah 84106
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 8, 2009, the Registrant entered into an Employment Agreement with Dr. Irach Taraporewala who will serve as Chief Executive Officer and Mr. Sam Backenroth who will serve as Vice President of Business Development and Interim Chief Financial Officer. In connection with the employment agreements the Registrant received a letter of Resignation from Mr. Andrew Limpert who is resigning from his positions as Interim Chief Executive Officer, Chief Financial Officer and Board Director. A copy of the press release regarding the management change is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.  Description
----------   -------------------------------------------------------------------
10.16     Employment Agreement with Dr. Irach Taraporewala
10.17     Employment Agreement with Mr. Sam Backenroth
99.1       Press Release Dated April 12, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC.

Dated: April 12, 2010	By:	/s/Irach Taraporewala
Dr. Irach Taraporewala, President and CEO

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